                                   DEMAND NOTE

U.S. $309,453.98                                              New York, New York

                                                            Date: April 11, 1996

     FOR VALUE RECEIVED, James G. Einloth ("Borrower"), promises to pay to the order of Miles Homes, Inc., a Delaware corporation ("Payee"), at its office located at 20 Realty Drive, Cheshire, Connecticut 06410 or at such other address as to which Payee shall give written notice to Borrower, on demand, in lawful money of the United States of America and in immediately available funds, the sum of U.S. Three Hundred and Nine Thousand, Four Hundred and Fifty-Three Dollars and ninety-eight cents ($309,453.98) or such greater or lesser amount as Payee shall have loaned to Borrower pursuant hereto, as PRIMA FACIE evidenced by written endorsement with respect thereto by any officer of Payee on the schedule annexed hereto.

     Borrower further promises to pay interest at such address in like money, from the date hereof on the outstanding principal amount owing hereunder from time to time, at a fixed rate per annum equal to 10%. Such interest shall be computed and compounded quarterly on the basis of a 360 day year and for the actual number of days elapsed. Interest accrued hereunder shall accrue and be payable, in arrears, on the date the outstanding principal balance of this note is due whether by maturity, acceleration or otherwise. In no event shall interest hereunder exceed the maximum rate permitted under the laws of the State of New York.

     This Note is the "Note" referred to in that certain Pledge Agreement dated as of April 11, 1996 between the Borrower and Payee, as the same may be amended, modified or supplemented from time to time (the "Pledge Agreement") and is subject to the terms and conditions set forth therein, which terms and conditions are incorporated herein by reference. All terms used herein which are defined in the Pledge Agreement shall have the meanings given therein, except as otherwise defined herein.

     EXCEPT FOR THE STOCK PLEDGED AS SECURITY UNDER THE PLEDGE AGREEMENT, THIS NOTE SHALL BE NON-RECOURSE TO THE BORROWER.

     The payment of this Note is entitled to the benefit of, and to the extent applicable is secured by, the Pledge Agreement, as such agreement may be amended, modified or supplemented from time to time.

     If any payment of this Note becomes due and payable on a Saturday, Sunday or a legal bank holiday under the laws of the State of New York, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the rate set forth above during such extension.

     This Note may be voluntarily prepaid without penalty.

     Presentment for payment, notice of dishonor, protest, notice of default and notice of protest are hereby waived.

     Borrower agrees to pay all costs, including without limitation all reasonable attorney's fees and expenses, incurred by Payee in collecting or enforcing payment of this Note in accordance with its terms.

     This Note may be modified or cancelled only by the written agreement of Borrower and Payee. Failure of Payee hereof to assert any right hereunder shall not be deemed to be a waiver thereof.

     This Note and the rights and obligations of Borrower and Payee hereunder shall be governed by and construed in accordance with the laws of the State of New York. Borrower hereby waives any right to trial by jury in any legal proceeding related in any way to this Note and agrees that any such proceeding may, if Payee so elects, be brought and enforced in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York. Borrower hereby waives any objection to jurisdiction or venue in any such proceeding commenced in any of such courts. Borrower further agrees that any process required to be served upon him for purposes of any such proceeding may be served on him, with the same effect as personal service on him within the State of New York, by registered mail addressed to him at his address for purposes of notices provided in the Pledge Agreement.


                                       BORROWER


                                       /s/ James G. Einloth
                                       --------------------------------------
                                       James G. Einloth

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is entered into this 11th day of April, 1996 by and between James G. Einloth ("Pledgor") and Miles Homes, Inc. ("Miles") as security for a note dated April 11, 1996 in the principal amount of $309,453.98 due from Pledgor to Miles (the "Note"). Terms capitalized and used herein which are not otherwise defined herein shall have the meanings given them in the Note.

                                   WITNESSETH;

     WHEREAS, Pledgor is the owner of 154,727 shares of common stock, par value $.10 per share, of Miles (the "Stock"); and

     WHEREAS, Miles has agreed to make loans, advances and other financial accommodations (collectively, the "Loans") to Pledgor evidenced by the Note and secured by the Stock; and

     WHEREAS, Miles, as a condition to the making of the Loans, in order to secure the timely and full payment, observance and performance of all of Pledgor's obligations and liabilities under the Note (the "Obligations") has required the Pledgor to execute and deliver this Pledge Agreement;

     NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the Note or otherwise) heretofore, now or hereafter made to Pledgor by Miles, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. GRANT OF SECURITY INTEREST. Pledgor hereby grants to Miles, as security for the payment of the Obligations, security interests in (a) the Stock and (b) all proceeds thereof, including, without limitation, all dividends and other distributions to which Pledgor may become entitled (the Stock together with the "Powers" (as defined below), the property and interests in property described in Paragraphs 8 and 9 below, and all proceeds of any of the foregoing, being hereinafter collectively referred to as the "Pledged Collateral"). Pledgor agrees to execute and deliver to Miles (i) stock powers in the form of Exhibit A attached hereto and made a part hereof, appropriately endorsed in blank, with respect to the Stock and (ii) such other documents of transfer as Miles may from time to time request to enable Miles to transfer the Stock into its name or the name of its nominee (all of the foregoing are hereinafter referred to as the "Powers").

     2. PERFECTION OF SECURITY INTEREST. Pledgor agrees (i) immediately to deliver to Miles or Miles' nominee all certificates evidencing any of the Pledged Collateral which may at any time come into the possession of Pledgor,
(ii) to instruct each "financial intermediary" (as defined in the Uniform Commercial Code of the State of New York) with whom Pledgor maintains an account reflecting Pledgor's ownership of any of the Pledged Collateral to note Miles' security interest in such Pledged Collateral on the books and records of such financial intermediary, (iii) to execute and deliver a notice of Miles' security interest in the Pledged Collateral (which notice shall be satisfactory in form and substance to Miles and may reasonable request acknowledgment from the addressee) to each third party which either has possession of the Pledged Collateral or any certificates evidencing any of the Pledged Collateral or otherwise (whether at the direction of Pledgor or otherwise), (iv) to execute and deliver to Miles such financing statements as Miles may reasonably request with respect to the Pledged Collateral, and (v) to take such other steps as Miles may from time to time reasonably request to perfect Miles' security interest in the Pledged Collateral under applicable law. The Pledgor further agrees, at the request of Miles, to use his best efforts to cause Miles to issue, in substitution for existing certificates evidencing any of the Pledged Collateral, one or more new certificates ("Substitute Certificate(s)") intended to evidence (in as few certificates as possible) all of the Pledged Collateral evidenced by the certificates which are exchanged for the Substitute Certificate(s), and Pledgor shall immediately thereafter deliver such Substitute Certificates to Miles, together with attached Powers. Pledgor hereby appoints Miles, upon or at any time after the occurrence and during the continuance of (i) a default under the terms of the Note, (ii) a breach of this Agreement or (iii) the failure of any representation or warranty hereunder to be true and correct (each of (i), (ii) and (iii), an "Event of Default"), as his attorney-in-fact, with authority at any time or times to take any of the foregoing actions on behalf of Pledgor. The Pledgor agrees that this Agreement or a photocopy of this Agreement shall be sufficient as a financing statement.

     3. VOTING RIGHTS. During the term of this Agreement, and so long as no Event of Default has occurred and is continuing, Pledgor shall have the right to vote the Stock and exercise any voting rights pertaining to the Pledged Collateral (which may, subject to any registration of Miles' security interest pursuant to Paragraph 2 above, be registered on the books and records of Miles in Pledgor's name except as otherwise provided in Paragraph 7 below), and to give consents, ratifications and waivers with respect thereto, on all corporate questions for all purposes not inconsistent with the terms of the Note or any of the other agreements and documents executed in connection with the transactions contemplated thereby. Miles shall, at the request of Pledgor, provide Pledgor with appropriate proxies and any other documents necessary or appropriate to permit Pledgor to exercise the rights set forth in the preceding sentence. Upon or at any time after the occurrence and during the continuance of an Event of Default, Miles shall be entitled, at Miles' option and following written notice from Miles to Pledgor, to exercise all voting powers pertaining to the Pledged Collateral.

     4. DIVIDENDS AND OTHER DISTRIBUTIONS. Upon or at any time after the occurrence and during the continuance of an Event of Default, Pledgor shall cause Miles to remit all dividends and other distributions payable with respect to the Pledged Collateral directly to Miles for application to the Obligations. Pledgor shall promptly remit to Miles any such dividend or other distribution paid to Pledgor, and until so paid to Miles, Pledgor shall hold such dividend or other distribution in trust for Miles.

     5.   REPRESENTATIONS.  Pledgor warrants and represents as follows:

          (a) Pledgor is the sole owner of the Stock and such Stock has been duly authorized and is fully paid and non-assessable;

          (b) Pledgor has full power and authority to enter into this Agreement;

          (c) There are no restrictions upon the transfer of all or any part of the Pledged Collateral except as provided by (i) federal and state securities laws (including, without limitation, Rule 144 under the Securities Act of 1933, as amended), (ii) the Note and (iii) this Agreement.

          (d) Pledgor has the right, subject to the terms and provisions of the Note and this Agreement (i) to vote the Pledged Collateral and (ii) to pledge and grant a security interest in all or any part of the Pledged Collateral free of any liens, claims or encumbrances;

          (e) Pledgor has the right (subject, however, to federal and state securities laws, the Note and this Agreement) to otherwise transfer all or any part of the Pledged Collateral free of any lien; and

          (f) The Powers are duly executed and give Miles the authority they purport to confer.

     6. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. Pledgor represents to Miles that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Miles shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Miles may, upon or at any time after the occurrence of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

     7. REGISTRATION. If registration under or compliance in any way with the Securities Act of 1933, as amended (the "Securities Act") or any similar federal or state law is required with respect to the securities included in the Pledged Collateral prior to the sale thereof by Miles, Pledgor will use its best efforts to cause such registration to be effectively made, at no expense to Miles, and to continue such registration effective for such time as may be reasonably necessary in the opinion of Miles and will reimburse Miles for any expense reasonably incurred by Miles, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection therewith. Should Miles determine that, prior to a public offering of any securities contained in the Pledged Collateral by Miles, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, then Pledgor agrees that it will be commercially reasonable if a private sale, upon at least five (5) days notice to Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained may be substantially less than prices which might be quoted for such security on any market or exchange, if such securities had been registered and were available on a market or exchange.

     8. STOCK ADJUSTMENTS. If, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Miles (including, without limitation, the issuance of additional shares of capital stock of Miles), then Miles shall have a security interest in all new, substituted and additional shares or other securities issued by Miles or acquired by Pledgor by reason of any such change, and such shares or other securities shall become part of the Pledged Collateral; provided however, that nothing contained in this Paragraph 8 shall be deemed to permit any stock dividend, issuance of additional stock, reclassification, readjustment or other change in the capital structure of Miles which is prohibited by the Note or any of the agreements and documents executed in connection with the transactions contemplated thereby.

     9. WARRANT, OPTIONS AND OTHER RIGHTS. If, during the term of this Agreement, subscription warrants or any other rights or options shall be issued by Miles in connection with the Pledged Collateral or otherwise issued to or acquired by Pledgor, then Miles shall have a security interest in such warrants, rights and options, and such warrants, rights and options shall become part of the Pledged Collateral; provided, however, that nothing contained in this Paragraph 9 shall be deemed to permit the issuance of any warrants or other rights or options by Miles which is prohibited by the Note or any agreement or document executed in connection with the transactions contemplated thereby.

     10. CONSENT. Pledgor hereby consents that from time to time, before or after the occurrence of an Event of Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Miles for any of the Obligations may be exchanged, surrendered or released, and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Miles may deem appropriate, and Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing.

     11. EVENT OF DEFAULT REMEDIES. Miles may, upon or at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged collateral is subject to the security interest hereunder. Except as otherwise limited herein, Miles shall have, in addition to the foregoing and any other rights given under this Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York. In addition, following the occurrence and during the continuance of an Event of Default, Miles shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Miles or which Miles shall otherwise have the ability to transfer under applicable law, Miles may, in its sole discretion, without notice except as specified below, following the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as Miles may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Miles will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the pledged collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if five (5) days notice of such sale or disposition is provided to pledgor. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Miles may, in its own name or in the name of a designee or nominee, buy all or any part of the Pledged Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Pledged Collateral at any private sale.

     Pledgor will pay to Miles all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses of, or incident to, (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or collection of or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Miles hereunder, or (iv) the failure by Pledgor to perform or observe any provision hereof. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after the occurrence of an Event of Default, Pledgor agrees that after the occurrence and during the continuance of an Event of Default, Miles may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Miles may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by Miles, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral, and if Miles solicits such offers from not less than four (4) such investors, then the acceptance by Miles of the highest offer obtained therefrom shall be deemed to be a commercially-reasonable method of disposing of such Pledged Collateral.

     12. TERM. This Agreement shall remain in full force and effect until all of the Obligations shall have been paid in full at which time Miles, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of Miles and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by Miles hereunder.

     13. AGENT'S EXERCISE OF RIGHTS AND REMEDIES UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that, upon the occurrence and during the continuance of an Event of Default, Miles may exercise any of the rights and remedies provided in this Agreement, the Note or any other agreement, document or instrument executed in connection with the transactions contemplated by the Note, subject, however, to the notice requirements provided for in this Agreement and the Note.

     14. DEFINITIONS. The singular shall include the plural and VICE VERSA and any gender shall include any other gender as the context may require.

     15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor, Miles and their respective successors and assigns. Pledgor's successors and assigns shall include, without limitation, a conservator, executor, receiver, trustee or debtor-in-possession of or for Pledgor.

     16. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     17. FURTHER ASSURANCES. Pledgor agrees that it will cooperate with Miles and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other action, including, without limitation, the filing of financing statements, as Miles may reasonably request from time to time in order to carry out the provisions and purposes hereof.

     18. MILES' DUTY. Miles shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or of law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with Miles' (i) gross negligence or willful misconduct or (ii) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Pledged Collateral which is in the physical possession of Miles. Without limiting the generality of the foregoing, Miles shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall be added to the obligations secured hereby.

     19. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex or three (3) business days after being deposited in the United States mail (registered or certified mail, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of change thereof is delivered as provided in this Paragraph 19) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in written notice to all of the other parties.

     20. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     21. SECTION HEADINGS. The section headings herein are for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.


     IN WITNESS WHEREOF, Pledgor and Miles have executed this Agreement as of the date first above Written.



                                        Pledgor


                                        /s/ James G. Einloth
                                        --------------------------------------
                                        James G. Einloth

                                        Notice Address:
                                        James G. Einloth
                                        690 Beech Street
                                        Washington, Pennsylvania 15301

                                        MILES HOMES, INC., a Delaware
                                        CORPORATION


                                   BY:  /s/ Jonathan K. Dodge
                                        --------------------------------------
                                        Jonathan K. Dodge
                                        Vice President

                                        Notice Address:
                                        Miles Homes, Inc.
                                        20 Realty Drive
                                        Cheshire, Connecticut 06410
                                        Attn:  General Counsel

FOR VALUE RECEIVED, James G. Einloth hereby sells, assigns and transfers unto
Miles Homes, Inc., a Delaware corporation (           ) shares of the capital
stock of Miles Homes, Inc., standing in its name on the books of said Miles Homes, Inc. represented by Certificate No. ____________ herewith and do hereby irrevocably constitute and appoint ____________________________________, attorney, to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated: ____________________, 199_





                                        /s/ James G. Einloth
                                        --------------------------------------
                                        James G. Einloth





                                        --------------------------------------
                                                 Signature guaranteed




IN PRESENCE OF




- - --------------------------------------